                                                                    EXHIBIT 99.i

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                              CRICO OF ROYAL OAKS
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1994

                    CRICO of Royal Oaks Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                  3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX
       BASIS                                                  5


     STATEMENT OF PROFIT AND LOSS - INCOME TAX BASIS          6


     STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS        8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS               9


     NOTES TO FINANCIAL STATEMENTS                           10

                  [LETTERHEAD OF REZNICK FEDDER & SILVERMAN]


                          INDEPENDENT AUDITORS' REPORT



To the Partners
CRICO of Royal Oaks
  Limited Partnership

     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of Royal Oaks Limited Partnership as of December 31, 1994, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of Royal Oaks Limited Partnership as of December 31, 1994, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

           [BOTTOM PART OF LETTERHEAD OF REZNICK FEDDER & SILVERMAN]

     As discussed in note B, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations. The partnership's lender, an affiliated entity, has represented that it will not foreclose on the partnership's defaulted loan prior to January 2, 1996. While the lender has no immediate plans to foreclose on the property subsequent to that date, the partnership does not expect to be able to cure the default at that time. Therefore, there can be no assurance that the lender will not exercise its rights under the loan agreement subsequent to that date.

                                      /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 24, 1995

                    CRICO of Royal Oaks Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1994


                                     ASSETS

                 INVESTMENT IN REAL ESTATE

  Building                                           $ 9,698,543
  Personal property                                    1,043,360
                                                     -----------
                                                      10,741,903
  Less accumulated depreciation                        1,937,006
                                                     -----------

                                                       8,804,897
  Land                                                   837,295
                                                     -----------

                                                       9,642,192

  Tenants' security deposits, separately
    held in an interest-bearing account                   67,727
  Cash and investments held by bond
    servicer                                             228,942
  Favorable financing, less
    accumulated amortization
    of $705,219                                          805,966
                                                     -----------

                                                      10,744,827
OTHER ASSETS
  Cash                                      $67,049
  Prepaid insurance                          18,044
  Subscriptions receivable                      100
  Tenant receivables                            784       85,977
                                            -------  -----------

                                                     $10,830,804
                                                     ===========

                                  LIABILITIES

LIABILITIES APPLICABLE TO REAL
ESTATE
Mortgage payable                                     $12,580,000
 Accrued interest payable                              1,362,490
                                                     -----------

                                                      13,942,490

Tenants' security deposit

    liability                                             65,589
  Accrued real estate taxes                              311,000
  Accrued mortgage servicing fee                         471,747
  Accrued administration fee                               2,620
                                                     -----------

                                                      14,793,446


OTHER LIABILITY
 Accounts payable                                         45,301
                                                      ----------

        Total liabilities                             14,838,747



PARTNERS' DEFICIT                                     (4,007,943)
                                                      ----------

                                                     $10,830,804
                                                      ==========



                       See notes to financial statements

Statement of                               U.S. DEPARTMENT
Profit and Loss - Income Tax Basis         OF HOUSING
                                           AND URBAN DEVELOPMENT
                                           Office of Housing
                                           Federal Housing
                                           Commissioner
                                  OMB  Approval  No.  2502-0052  (exp.  8/31/92)

 Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
For Month/Period                                               Project Number:           Project Name:
Beginning:  1/1/94  Ending:  12/31/94                                                    CRICO of Royal Oaks Limited Partnership
----------------------------------------------------------------------------------------------------------------------------------
Part I                            DESCRIPTION OF ACCOUNT                     ACCOUNT NO.               AMOUNT*
-----------------------------------------------------------------------------------------------------------------------------------
                             Apartments or Member Carrying Charges (Coops)         5120           $1,840,112
                             -------------------------------------------------------------------------------
                             Tenant Assistance Payments                            5121           $
                             -------------------------------------------------------------------------------
RENTAL                       Furniture and Equipment                               5130           $    3,986
INCOME                       -------------------------------------------------------------------------------
5100                         Stores and Commercial                                 5140           $        3
                             -------------------------------------------------------------------------------
                             Garage and Parking Spaces                             5170           $
                            --------------------------------------------------------------------------------
                             Flexible Subsidy Income                               5180           $
                            --------------------------------------------------------------------------------
                             Miscellaneous (Specify)                               5190           $
                            -------------------------------------------------------------------------------------------------------
                             TOTAL RENT REVENUE   Potential at 100% Occupancy                                           $1,844,101
-----------------------------------------------------------------------------------------------------------------------------------
                             Apartments                                            5220           $(  58,320)
                             --------------------------------------------------------------------------------
                             Furniture and Equipment                               5230           $(        )
                             --------------------------------------------------------------------------------
VACANCIES                    Stores and Commercial                                 5240           $(        )
5200                         --------------------------------------------------------------------------------
                             Garage and Parking Spaces                             5270           $(        )
                             --------------------------------------------------------------------------------
                             Miscellaneous (Specify)                               5290           $(        )
                             --------------------------------------------------------------------------------
                             TOTAL VACANCIES                                                                           $  (58,320)
                             ------------------------------------------------------------------------------------------------------
                             NET RENTAL REVENUE   Rent Revenue Less Vacancies                                           $1,785,781
-----------------------------------------------------------------------------------------------------------------------------------
                             ELDERLY AND CONGREGATE SERVICES INCOME-5300
                             TOTAL SERVICE INCOME (SCHEDULE ATTACHED)              5300           $                     $
------------------------------------------------------------------------------------------------------------------------------------
                              Interest Income-Project Operations                    5410          $    1,928
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL                    Income from Investments-Residual Receipts             5430
                             --------------------------------------------------------------------------------
 REVENUE                     Income from Investments-Reserve for Replacement       5440           $    4,078
  5400                       Income from Investments-Escrows                       5490           $    3,760
                             -------------------------------------------------------------------------------------------------------
                             TOTAL FINANCIAL REVENUE                                                                    $    9,766
------------------------------------------------------------------------------------------------------------------------------------
                             Laundry and Vending                                   5910           $
                             --------------------------------------------------------------------------------
                             NSF and Late Charges                                  5920           $    4,655
                             --------------------------------------------------------------------------------
OTHER                        Damages and Cleaning Fees                             5930           $
                             --------------------------------------------------------------------------------
REVENUE                      Forfeited Tenant Security                             5940           $    3,448
                             Deposits
                             --------------------------------------------------------------------------------
5900                         OTHER REVENUE (SPECIFY) (See                          5990           $   20,022
                             Note E)
                             ------------------------------------------------------------------------------------------------------
                             TOTAL OTHER REVENUE                                                                        $   28,125
                             ------------------------------------------------------------------------------------------------------
                             TOTAL REVENUE                                                                              $1,823,672
------------------------------------------------------------------------------------------------------------------------------------
                             Advertising                                           6210           $   51,316
                             --------------------------------------------------------------------------------
                             Other - Rental Concessions                            6250           $   35,022
                             $30,451; Resident Retention
                             $4,571
                             --------------------------------------------------------------------------------
                             Office Salaries                                       6310           $   37,690
                             --------------------------------------------------------------------------------
                             Office Supplies                                       6311           $   13,639
                             --------------------------------------------------------------------------------
                             Office or Model Apartment Rent                        6312           $
                             --------------------------------------------------------------------------------
ADMINISTRATIVE               Management Fee                                        6320           $   67,152
                             --------------------------------------------------------------------------------
EXPENSES                     Manager or Superintendent                             6330           $   26,381
                             Salaries
                             --------------------------------------------------------------------------------
6200/6300                    Manager or Superintendent Rent                        6331           $
                             Free Unit
                             --------------------------------------------------------------------------------
                             Legal Expenses (Project)                              6340           $      398
                             --------------------------------------------------------------------------------
                             Auditing Expenses (Project)                           6350           $    5,750
                             --------------------------------------------------------------------------------
                             Computer Fees                                         6351           $      430
                             --------------------------------------------------------------------------------
                             Telephone and Answering Services                      6360           $   11,657
                             --------------------------------------------------------------------------------
                             Bad Debts                                             6370           $    2,383
                             --------------------------------------------------------------------------------
                             Employee Relations                                    6390           $    4,157
                             --------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------------------------
                             TOTAL ADMINISTRATIVE EXPENSES                                                              $  255,975
------------------------------------------------------------------------------------------------------------------------------------
                             Fuel Oil/Coal                                         6420           $
                             --------------------------------------------------------------------------------
UTILITIES                    Electricity                                           6450           $   37,013
                             --------------------------------------------------------------------------------
EXPENSE                      Water                                                 6451           $   15,604
                             --------------------------------------------------------------------------------
6400                         Gas                                                   6452           $   74,481
                             --------------------------------------------------------------------------------
                             Sewer                                                 6453           $   24,975
                             ------------------------------------------------------------------------------------------------------
                             TOTAL UTILITIES EXPENSE                                                                    $  152,073
----------------------------------------------------------------------------------------------------------------------------------

*  All amounts must be rounded      Page 1 of 2        form HUD-92410  (7/91)
   to the nearest dollar, $.50                           ref  Handbook  4370.2
   and over, round up - $.49
   and below round down.
                                     - 6 -

-----------------------------------------------------------------------------------------------
                 Janitor and Cleaning Payroll                          6510  $    74,418
                 ------------------------------------------------------------------------------
                 Janitor and Cleaning Supplies                         6515  $       870
                 ------------------------------------------------------------------------------
                 Janitor and Cleaning Contract                         6517  $     7,913
                 ------------------------------------------------------------------------------
                 Exterminating Payroll/Contract                        6519  $     1,189
                 ------------------------------------------------------------------------------
                 Exterminating Supplies                                6520  $
                 ------------------------------------------------------------------------------
                 Garbage and Trash Removal                             6525  $    22,069
                 ------------------------------------------------------------------------------
                 Security Payroll/Contract                             6530  $
                 ------------------------------------------------------------------------------
                 Grounds Payroll                                       6535  $
                 ------------------------------------------------------------------------------
                 Grounds Supplies                                      6536  $     2,216
                 ------------------------------------------------------------------------------
OPERATING AND    Grounds Contract                                      6537  $     8,500
                 ------------------------------------------------------------------------------
MAINTENANCE      Repairs Payroll                                       6540  $
                 ------------------------------------------------------------------------------
EXPENSES         Repairs Material                                      6541  $    23,532
                 ------------------------------------------------------------------------------
6500             Repairs Contract                                      6542  $    57,473
                 ------------------------------------------------------------------------------
                 Elevator Maintenance/Contract                         6545  $    12,946
                 ------------------------------------------------------------------------------
                 Heating/Cooling Repairs and Maintenance               6546  $     1,750
                 ------------------------------------------------------------------------------
                 Swimming Pool Maintenance/Contract                    6547  $     1,471
                 ------------------------------------------------------------------------------
                 Snow Removal                                          6548  $     7,732
                 ------------------------------------------------------------------------------
                 Decorating Payroll/Contract                           6560  $    20,656
                 ------------------------------------------------------------------------------
                 Decorating Supplies                                   6561  $
                 ------------------------------------------------------------------------------
                 Other                                                 6570  $
                 ------------------------------------------------------------------------------
                 Miscellaneous Operating and Maintenance Expenses      6590  $       552
                 ------------------------------------------------------------------------------------------
                 TOTAL OPERATING AND MAINTENANCE EXPENSES                     234,485.00        $   243,287
------------------------------------------------------------------------------------------------------------
                 Real Estate Taxes                                     6710  $   301,229
                 ------------------------------------------------------------------------------
                 Payroll Taxes (FICA)                                  6711  $    12,819
                 ------------------------------------------------------------------------------
                 Miscellaneous Taxes, Licenses and Permits             6719  $     2,085
                 ------------------------------------------------------------------------------
TAXES AND        Property and Liability Insurance (Hazard)             6720  $    23,585
                 ------------------------------------------------------------------------------
INSURANCE        Fidelity Bond Insurance                               6721  $
                 ------------------------------------------------------------------------------
6700             Workmen's Compensation                                6722  $     5,150
                 ------------------------------------------------------------------------------
                 Health Insurance & Other Employee Benefits            6723  $     7,627
                 ------------------------------------------------------------------------------
                 Other Insurance (Specify)                             6729  $
                 ----------------------------------------------------------------------------------------------
                 TOTAL TAXES AND INSURANCE                                                      $   352,495
--------------------------------------------------------------------------------------------------------------
                 Interest on Bonds Payable                             6810  $
                 ------------------------------------------------------------------------------
                 Interest on Mortgage Payable                          6820  $ 1,065,466
                 ------------------------------------------------------------------------------
FINANCIAL        Interest on Notes Payable (Long-Term)                 6830  $
                 ------------------------------------------------------------------------------
EXPENSES         Interest on Notes Payable (Short-Term)                6840  $
                 ------------------------------------------------------------------------------
6800             Mortgage Servicing Fee                                6850  $    78,625
                 ------------------------------------------------------------------------------
                 Miscellaneous Financial Expenses (See Note F)         6890  $    19,650
                 ----------------------------------------------------------------------------------------------
                 TOTAL FINANCIAL EXPENSES                                                      $ 1,163,741
---------------------------------------------------------------------------------------------------------------
ELDERLY &        Total Service Expenses-Schedule Attached              6900                    $
                 ----------------------------------------------------------------------------------------------
CONGREGATE       Total Cost of Operations Before Depreciation                                  $ 2,167,571
                 ----------------------------------------------------------------------------------------------
SERVICE          PROFIT (LOSS) BEFORE DEPRECIATION                                             $  (343,899)
                 ----------------------------------------------------------------------------------------------
EXPENSES         Depreciation (Total)-6600 (Specify)                   6600                    $   482,955
                 ---------------------------------------------------------------------------------------------
6900             OPERATING PROFIT OR (LOSS)                                                    $  (826,854)
--------------------------------------------------------------------------------------------------------------
                 Officer Salaries                                      7110  $
                 ------------------------------------------------------------------------------
CORPORATE OR     Legal Expenses (Entity)                               7120  $
                 ------------------------------------------------------------------------------
MORTGAGOR        Taxes (Federal-State-Entity)                       7130-32  $
                 ------------------------------------------------------------------------------
ENTITY           Other Expenses (Entity)                               7190  $
                 ------------------------------------------------------------------------------
                 Amortization                                          7190  $   201,491
                 ---------------------------------------------------------------------------------------------
EXPENSES         TOTAL CORPORATE EXPENSES                                                      $   201,491
                 ---------------------------------------------------------------------------------------------
7100             NET PROFIT OR (LOSS)                                                          $(1,028,345)
--------------------------------------------------------------------------------------------------------------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

----------------------------------------------------------------------------------------------------------------------------------
PART II
----------------------------------------------------------------------------------------------------------------------------------

1.  Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those
    required under the mortgage.                                                               $      N/A
----------------------------------------------------------------------------------------------------------------------------------
2.  Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if payments may be temporarily suspended
    or waived.                                                                                 $      N/A
----------------------------------------------------------------------------------------------------------------------------------
3.  Replacement or Painting Reserve releases which are included as expense
    items on the Profit and Loss statement.                                                    $      N/A
----------------------------------------------------------------------------------------------------------------------------------
4.  Project Improvement Reserve Releases under the Flexible Subsidy Program
    that are included as expense items on this Profit and Loss statement.                      $      N/A
----------------------------------------------------------------------------------------------------------------------------------
                                           Page 2 of 2                  Form  HUD-92410

                       See notes to financial statements

                    CRICO of Royal Oaks Limited Partnership

               STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS

                          Year ended December 31, 1994



Partners' deficit, beginning
  as originally reported                        $(2,901,221)

Prior period adjustment                             (78,377)
                                                 ----------

Partners' deficit, beginning
  as restated                                    (2,979,598)

Net loss                                         (1,028,345)
                                                 ----------

Partners' deficit, end                          $(4,007,943)
                                                 ==========



                       See notes to financial statements

                    CRICO of Royal Oaks Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1994


                 Cash flows from operating activities

  Net loss                                             $(1,028,345)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                           482,955
    Amortization                                           201,491
    Decrease in tenants' security deposits - net             2,184
    Increase in tenant receivables                            (784)
    Decrease in cash and investments
      held by bond servicer                                  8,238
    Increase in prepaid expenses                              (474)
    Increase in accrued interest payable                   310,948
    Increase in accrued mortgage servicing fee              78,625
    Increase in accounts payable                            22,903
                                                       -----------

          Net cash provided by operating activities         77,741
                                                       -----------

Cash flows from investing activities
  Increase in cash and investments
    held by bond servicer                                  (49,799)
                                                       -----------

          Net cash used in investing activities            (49,799)
                                                       -----------

          NET INCREASE IN CASH                              27,942

Cash, beginning                                             39,107
                                                       -----------

Cash, end                                              $    67,049
                                                       ===========

Supplemental disclosure of cash flow information
  Cash paid during the year for interest                  $754,518
                                                           =======



                       See notes to financial statements

                    CRICO of Royal Oaks Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1994


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

  The partnership was formed as a limited partnership under the laws of the State of Minnesota on April 29, 1991, for the purpose of acquiring, owning and operating a rental housing project. The project consists of 231 units located in Eagan, Minnesota and operates under the name of Royal Oaks Circle Apartments.

  Income Tax Basis of Accounting
  ------------------------------

  The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized as income when collected, as opposed to when earned as required by generally accepted accounting principles.

  Investment in Real Estate, Depreciation and Amortization
  --------------------------------------------------------

  Investment in real estate is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

  Favorable financing is amortized over the remaining life of the bonds by use of the straight-line method.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Rental Income
  -------------

  Rental income is recognized when rents are collected. All leases between the partnership and the tenants of the property are operating leases.

                    CRICO of Royal Oaks Limited Partnership

                               December 31, 1994

NOTE B - RELATED PARTY TRANSACTIONS

  The general partner of the partnership, CRICO of Royal Oaks, Inc., a Delaware corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project. On January 1, 1992, CRICO of Dakota assigned its limited partner interest in the partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

  Cash and Investments Held by Bond Servicer
  ------------------------------------------

  Mortgage Escrow
  ---------------

  The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes and insurance premiums to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership. As of December 31, 1994, real estate taxes of $311,000 have been accrued and are payable in semiannual payments due May 15th and October 15th of the following year.

  Reserve for Replacements
  ------------------------

  The partnership is required to make monthly deposits of $4,449 to the reserve for replacement account maintained by the servicer. The fund is to be used for the replacement of project assets.

  At December 31, 1994, cash and investments held by the bond servicer consisted of the following:

                            Mortgage    Reserve
                            escrow        for
                          deposits   replacements     Total
                         ----------  -------------  ----------

  Balance at December
    31, 1993             $  80,124       $107,257   $ 187,381
  Deposits                 313,289         53,386     366,675
  Interest income            3,760          4,078       7,838
  Withdrawals
    Taxes                 (301,229)             -    (301,229)
    Insurance              (24,058)             -     (24,058)
    Withdrawal                   -         (7,665)     (7,665)
                         ---------       --------   ---------

  Balance at December
    31, 1994             $  71,886       $157,056   $ 228,942
                         =========       ========   =========

                    CRICO of Royal Oaks Limited Partnership

                               December 31, 1994


NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable
  ----------------

  Financing has been provided to the partnership through the issuance of tax-exempt bonds by the City of Eagan, Minnesota in the total amount of $12,580,000, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is February 21, 1998. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

  The mortgage note provides for base interest payable at the rate of 8.5% through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 6% per annum, out of 50% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership.

  As of December 31, 1994, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage. CRITEF has represented that it will not foreclose on the project through January 2, 1996.

  Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest is deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, accrued base interest was $1,362,490. Interest accrues on the unpaid interest at a compounded rate of 8.5%.

                    CRICO of Royal Oaks Limited Partnership

                               December 31, 1994


NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  During the year ended December 31, 1994, the partnership only recorded the base interest and did not record interest accrued on the unpaid base interest of $119,217, primary contingent interest of $188,700 and supplemental contingent interest of $754,800. At December 31, 1994, interest accrued on the unpaid base interest of $222,566, primary and supplemental contingent interest of $6,447,250 and construction period deferred base interest of $573,127 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1994 is as follows:

                                                 Currently
                                     Deferred     payable      Total
                                    ----------  -----------  ----------

     Base interest                  $        -  $1,065,466   $1,065,466
     Interest on interest              119,217           -      119,217
     Primary contingent
       interest                        188,700           -      188,700
     Supplemental contingent
       interest                        754,800           -      754,800
                                    ----------  ----------   ----------

     Total interest incurred         1,062,717   1,065,466   $2,128,183
                                                             ==========

     Accrued interest, beginning     6,180,226   1,051,542
     Interest paid                           -    (754,518)
                                    ----------  ----------

     Accrued interest, ended        $7,242,943  $1,362,490
                                    ==========  ==========


  Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20 percent of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

                    CRICO of Royal Oaks Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  The liability of the partnership under the mortgage note is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the bondowner.

  The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date. Any unpaid fees are deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, $471,747 has been accrued.

  Management Agreement
  --------------------

  CRICO Management of Minnesota, Inc., a related party to the general partner of the partnership, managed the property through January 31, 1994. Effective February 1, 1994, the property management responsibilities were assigned from CRICO Management of Minnesota, Inc. to CAPREIT Residential Corporation, an unrelated entity. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with CRICO Management of Minnesota, Inc.

  Management fees are equal to 3.75% of gross revenues received, as defined. The management agent is eligible to receive an incentive bonus of .5% of gross revenues if conditions, as outlined in the agreement, are met. For the year ended December 31, 1994, management fees totalling $67,152 were charged to operations. Management fees paid to CRICO Management of Minnesota, Inc. of $5,097 were charged to operations during 1994. At December 31, 1994, $5,849 is due for December management fees.

                    CRICO of Royal Oaks Limited Partnership

                               December 31, 1994



NOTE C - ADMINISTRATION FEE

  The partnership is required to pay Dakota County Housing and Redevelopment Authority an annual administration fee equal to 1/8 of 1% of the outstanding loan balance. At December 31, 1994, $15,725 has been charged to operations, of which $2,620 has been accrued.

NOTE D - PRIOR PERIOD ADJUSTMENT

  During 1993, goodwill was reclassified to investment in real estate due to changes in current tax laws. Accordingly, prior year tax returns were amended to adjust depreciation expense.

  The cumulative effect to accumulated depreciation and partners' deficit is $78,377 and has been reflected in the accompanying financial statements as a prior period adjustment.

NOTE E - OTHER REVENUE (ACCOUNT NO. 5990)

  Other revenue consists of the following:

    Applications                                                $ 6,466
    Garage and parking                                            1,914
    Other                                                         9,470
    Bad debt recovery                                             2,172
                                                                -------

                                                                $20,022
                                                                =======

NOTE F - MISCELLANEOUS FINANCIAL EXPENSES (ACCOUNT NO. 6890)

  Miscellaneous financial expenses consist of the following:

    HRA administration fee                                      $15,725
    Security deposit interest                                     1,942
    Other                                                         1,983
                                                                -------
                                                                $19,650
                                                                =======

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